UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      October 31, 2006

Joy Global Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-9299	39-1566457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East Wisconsin Avenue Suite 2780 Milwaukee, WI 53202
(Address of Principal Executive Offices)

414-319-8500
(Registrants telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]        Solicitating material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 Financial Statements and Exhibits

      (d) Exhibits

        The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant (File No. 333-121569) are hereby filed:

25.1	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of the Trustee under the senior indentures for the senior debt securities. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOY GLOBAL INC.
Date: October 31, 2006	By: /s/Oren B. Azar Oren B. Azar Associate General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
25.1	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of the Trustee under the senior indentures for the senior debt securities. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25.1)